UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

September 15, 2016 (September 14, 2016)

Date of report (Date of earliest event reported)

HERITAGE GLOBAL INC.

(Exact Name of Registrant as Specified in its Charter)

FLORIDA

(State or Other Jurisdiction of

Incorporation or Organization)

0-17973	59-2291344
(Commission File No.)	(I.R.S. Employer Identification No.)

12625 High Bluff Drive, Suite 305, San Diego, CA 92130

(Address of Principal Executive Offices)

(858) 847-0656

(Registrants Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 14, 2016, Heritage Global Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”).  The Company filed its definitive proxy statement in connection with the Special Meeting with the Securities and Exchange Commission (“SEC”) on August 5, 2016, and subsequently filed additional definitive proxy solicitation materials with the SEC on September 2, 2016.

Set forth below is the matter acted upon by the Company’s shareholders at the Special Meeting and the final voting results on the matter:

(1)	Proposal I: Approval of the Heritage Global Inc. 2016 Stock Option Plan. The stockholders approved the Heritage Global Inc. 2016 Stock Option Plan with the following vote:

For	Against	Abstained	Broker Non-Vote
14,550,637	396,952	32,487	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Heritage Global Inc.

Date: September 15, 2016	By:	/s/ Scott A. West
	Name:	Scott A. West
	Title:	Chief Financial Officer